As filed with the Securities and Exchange Commission on September 1, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3023

                                   FORUM FUNDS
                               Two Portland Square
                              Portland, Maine 04101
                                  207-879-1900

                           Simon D. Collier, President
                               Two Portland Square
                               Portland, ME 04101
                                  207-553-7110


                     Date of fiscal year end: June 30, 2005

                     Date of reporting period: June 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.



                             ----------------------
                               AUXIER FOCUS FUND
                             ----------------------

                                  ANNUAL REPORT

                                  JUNE 30, 2005







                                 FUND ADVISOR:
                          Auxier Asset Management, LLC
                              5000 S.W. Meadows Rd.
                                    Suite 410
                            Lake Oswego, Oregon 97035

                   Toll Free: (877)-3AUXIER or (877) 328-9437

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2005
--------------------------------------------------------------------------------

MARKET COMMENTARY

The Auxier Focus Fund (the "Fund") ended the fiscal year with a gain of 9.01% vs. a gain of 6.32% for the S&P 500 Index ("S&P"), the Fund's primary benchmark. From inception on July 9, 1999 through June 30, 2005, the Fund's cumulative return is +59.94% vs. a 7.00% decline for the S&P. That's cumulative out performance of 66.94%. For the 5-year and since inception periods ended June 30, the Fund's annualized returns are 9.75% and 8.17% vs. the S&P annualized returns of -2.37% and -1.21%, respectively. The Fund has outperformed the S&P in 46 of 60 rolling 12-month periods (77% of the time) yet the portfolio carried less risk, averaging less than 70% stock exposure. For additional Fund performance and related information please refer to page 4. The Fund's portfolio manager started the Fund as the single largest shareholder, has consistently added to his position and has not sold a share. Members of the Auxier Asset Management team also have large percentages of their liquid net worth in the Fund. If performance is poor, the pain is felt by the Advisor's personnel.

FISCAL YEAR PERFORMANCE

The Fund returns over the past fiscal year were boosted by bargain purchases that resulted from fear and uncertainty surrounding the 2004 Presidential Election. Negative emotions and pessimism were running high regarding health care policy, tort reform and Medicare reimbursement.

Companies hit our buy targets in medical services (Express Scripts, Inc., CVS Corp., Medco Health Solutions, Inc., Anthem, Inc., First Health Group Corp., Health Management Associates, Inc., and HCA, Inc.). Fears of runaway jury awards led to opportunities in Wyeth, St. Paul Travelers Cos., Inc. and UnumProvident Corp. The Fund also benefited from general consolidation trends in health care (Lincare, Inc., Apria Healthcare Group, Inc. and Guidant Corp.) and financial services (Sunguard Data Systems, Inc. and MBNA Corp.).

Fear has proven to be the friend of the long-term fundamentalist.

Once the uncertainty of the Election lifted, we saw a more rational pricing environment and improved valuation in many of our purchases.

CORPORATE BALANCE SHEETS

Corporations in the S&P have worked to improve their balance sheets and cash positions. Cash as a percentage of market capitalization stands at close to 20-year highs. Many companies have over one year's earnings in cash. This stands in direct contrast to the U.S. consumer, who has the lowest savings rate since 1934 and has been expanding debt positions aggressively.

THE BENEFITS OF CORPORATE CASH

Many companies have been raising dividends at a faster clip than earnings. Buybacks of undervalued stock, together with dividends, are usually preferable to most acquisitions, where the norm is to overpay and undermine shareholder value. The Washington Post appreciated 31 fold, over a 13-year period ending in 1987, with aggressive buybacks and little acquisition activity. The other benefit is if your stock is acquired at a substantial premium. As I write this letter, the second largest position in the Fund, Priority Health Corp. ("Priority"), is being acquired by Express Scripts, Inc. for $1.3 billion in cash. That's a 40% premium to our purchase price 15 months ago.

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2005
--------------------------------------------------------------------------------

THE PROCESS

It might be helpful to revisit the facts that led to our investment in Priority. Over the past four years, I have met with the management and have always been impressed with their integrity and grasp of the business. The problem was the stock's premium price. The company is a leader in the distribution of specialty pharmaceutical and medical supplies. Wal-Mart Stores, Inc. and Aetna, Inc. use Priority based on the company's strong execution. Finally, after patiently watching and studying the company fundamentals, we had a chance to scoop up the stock after it was hit due to cuts in oncology reimbursements. The price was right so we acted--based on management, Priority's size and a consolidating industry. The discount price we paid played a big part in our return over that timeframe. This example also highlights how expensive it can be for an investor to focus on large "unknowable variables," (e.g. the economy, interest rates, the market) to the exclusion of analyzing superior businesses and managements. Four years is a long time to wait, but we would rather take a time risk than a price risk. If we can quantify the potential loss factor, then seek to minimize it, the future upside should take care of itself.

EASY MONEY

In spite of all of the warnings in the press, it appears that lending in the housing sector is still very aggressive and involves some questionable standards. Consider recent statistics from The Mortgage Bankers Association and Merrill Lynch.

     o Subprime loans have risen to 28% of the market, up from 5% five years ago.

     o Some 42% of first-time buyers over the past year did not make a down payment.

     o In 2005, over 60% of new mortgages in California were "interest only" or adjustable rate. A buyer utilizing an "interest only" loan can afford a loan that is 50% greater vs. a 30-year conventional loan. This can act as a huge stimulant to home prices.

     o From 1955 to 1995, home prices appreciated in line with inflation or a "zero" real return.

     o Since 1996, home prices have outstripped inflation by 45% to the tune of $5 trillion.

     o Consumers have latched onto the gains, withdrawing home equity equivalent to 7.4% of disposable income in 2004.

     o As a measure of euphoria, a recent June cover of TIME MAGAZINE was entitled "Home Sweet Home-Why We're Going Ga Ga Over Real Estate."

In short, even the most conservative asset class can transform into "high risk" when the public believes in the inevitability of profits and is willing to borrow to the extreme. One can look back at the easy lending in energy trading with Enron Corp. and Calpine Corp. The bankruptcy of Conseco resulted from reckless lending in the manufactured housing industry by GreenTree Acceptance Corp. Historically, the aftermath of such borrowing binges leads to industry recessions and tremendous opportunity for the long-term investor to buy at distressed prices. In EXTRAORDINARY POPULAR DELUSIONS AND THE MADNESS OF CROWDS
(1841) Charles Mackay wrote, "Men, it has well been said, think in herds; it will be seen that they go mad in herds, while they only recover their senses slowly and one by one."

HIGH RETURN BUSINESSES

In an ideal world, an investor hopes to compound funds at high rates of return for long periods of time. To accomplish that, it helps to own businesses that historically earn high rates of return on capital. Some might categorize these as "growth" or "quality" stocks, perhaps both. Whatever the label, they are selling at discount levels in today's market environment. Oil and real estate now dominate news and emotions. However, should earnings decelerate and interest rates rise, these dull, self-funding franchises historically thrive. Anheuser-Busch Co., Inc., Coca-Cola Co., Boston Scientific Corp. and Marsh & McLennan Cos., Inc. are a few global names that have suffered from compressed valuations and have been added to the Fund's holdings.

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2005
--------------------------------------------------------------------------------

FOCUS AND SLAVISH ATTENTION TO DETAIL

I am a fan of high achievers in any field. I like to see people use God-given talents for the benefit of others. Cyclist Lance Armstrong, the winner of an unprecedented seven consecutive Tours de France, was recently interviewed in USA TODAY. "I am focused," Armstrong says. "I have always been that way, even as a child. That is because we have a responsibility to perform at our best." He talks about "slavish attention to minute details." Echoing that thought, James Sinegal of Costco Corp. has been oft quoted that "retail is detail."

As a firm we try to take that approach to heart with client assets. Trust can take years to earn and minutes to lose. We believe integrity demands competence.

Thank you for your support.

Jeff Auxier


THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGER AS OF JUNE 30, 2005 AND MAY NOT REFLECT HIS VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE. AS A NON-DIVERSIFIED FUND, THE FUND WILL BE SUBJECT TO MORE INVESTMENT RISK AND POTENTIAL FOR VOLATILITY THAN A DIVERSIFIED FUND BECAUSE ITS PORTFOLIO MAY AT TIMES FOCUS ON A LIMITED NUMBER OF COMPANIES.

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
PERFORMANCE CHART AND ANALYSIS
JUNE 30, 2005
--------------------------------------------------------------------------------

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment in Auxier Focus Fund, including reinvestment of dividends and distributions, to the Fund's related securities index, over the past 10 fiscal years. The Standard and Poor's 500 Composite Index ("S&P 500") is a market weighted index composed of 500 large capitalization companies and reflects the reinvestment of dividends. The Fund is professionally managed while the S&P 500 Index is unmanaged and is not available for investment. During the period, certain fees were waived or expenses reimbursed; otherwise, total return would have been lower. PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL (877) 328-9437. THE FUND CHARGES A 2.00% REDEMPTION FEE ON SHARES PURCHASED AFTER OCTOBER 11, 2004 AND REDEEMED WITHIN SIX MONTHS OF PURCHASE.

Performance for Investor Class shares for periods prior to December 10, 2004 reflects performance of the applicable share class of Auxier Focus Fund, a series of Unified Series Trust (the "Predecessor Fund"). Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds. The performance of the Fund's Investor Class shares for the period prior to December 10, 2004 reflects the expenses of the Predecessor Fund.


AVERAGE ANNUAL TOTAL RETURN ON 06/30/05              1 YEAR        3 YEARS       5 YEARS
---------------------------------------              ------        -------       -------
Auxier Focus Fund:                                    9.01%         11.15%         9.75%
S&P 500 Index:                                        6.32%          8.28%       (2.37)%

INVESTMENT VALUE ON 06/30/05
----------------------------
Auxier Focus Fund:                   $ 15,994
S&P 500 Index:                        $ 9,300



                                     [CHART]

         DATE                     AUXIER FOCUS FUND              S&P 500 INDEX
         ----                     -----------------              -------------
        7/9/1999                       10,000                       10,000
       7/31/1999                       10,020                        9,473
       8/31/1999                       10,040                        9,426
       9/30/1999                       10,070                        9,167
      10/31/1999                       10,450                        9,748
      11/30/1999                       10,260                        9,946
      12/31/1999                       10,294                       10,531
       1/31/2000                       10,414                       10,002
       2/29/2000                       10,133                        9,813
       3/31/2000                       10,575                       10,773
       4/30/2000                       10,234                       10,449
       5/31/2000                       10,013                       10,234
       6/30/2000                       10,043                       10,487
       7/31/2000                        9,913                       10,323
       8/31/2000                       10,374                       10,964
       9/30/2000                       10,464                       10,385
      10/31/2000                       10,394                       10,341
      11/30/2000                       10,173                        9,526
      12/31/2000                       10,711                        9,573
       1/31/2001                       10,976                        9,912
       2/28/2001                       10,905                        9,008
       3/31/2001                       10,782                        8,438
       4/30/2001                       11,108                        9,093
       5/31/2001                       11,556                        9,154
       6/30/2001                       11,638                        8,932
       7/31/2001                       11,811                        8,844
       8/31/2001                       11,790                        8,290
       9/30/2001                       11,139                        7,621
      10/31/2001                       11,179                        7,766
      11/30/2001                       11,862                        8,362
      12/31/2001                       12,068                        8,435
       1/31/2002                       11,944                        8,312
       2/28/2002                       12,006                        8,151
       3/31/2002                       12,376                        8,458
       4/30/2002                       12,325                        7,945
       5/31/2002                       12,407                        7,887
       6/30/2002                       11,646                        7,325
       7/31/2002                       11,112                        6,754
       8/31/2002                       11,215                        6,798
       9/30/2002                       10,680                        6,059
      10/31/2002                       10,886                        6,593
      11/30/2002                       11,451                        6,981
      12/31/2002                       11,248                        6,571
       1/31/2003                       11,037                        6,399
       2/28/2003                       10,763                        6,303
       3/31/2003                       10,647                        6,364
       4/30/2003                       11,332                        6,888
       5/31/2003                       12,049                        7,251
       6/30/2003                       12,312                        7,343
       7/31/2003                       12,428                        7,473
       8/31/2003                       12,776                        7,619
       9/30/2003                       12,766                        7,538
      10/31/2003                       13,451                        7,964
      11/30/2003                       13,704                        8,034
      12/31/2003                       14,256                        8,455
       1/31/2004                       14,651                        8,611
       2/29/2004                       14,705                        8,730
       3/31/2004                       14,619                        8,599
       4/30/2004                       14,502                        8,464
       5/31/2004                       14,352                        8,580
       6/30/2004                       14,673                        8,747
       7/31/2004                       14,320                        8,457
       8/31/2004                       14,374                        8,491
       9/30/2004                       14,459                        8,583
      10/31/2004                       14,523                        8,714
      11/30/2004                       15,196                        9,067
      12/31/2004                       15,787                        9,376
       1/31/2005                       15,590                        9,147
       2/28/2005                       15,863                        9,340
       3/31/2005                       15,634                        9,174
       4/30/2005                       15,437                        9,000
       5/31/2005                       15,754                        9,287
       6/30/2005                       15,994                        9,300

-------------------------------------------------------------------------------------------------------------------------------
AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2005
-------------------------------------------------------------------------------------------------------------------------------

     SHARES       SECURITY DESCRIPTION                                                                           VALUE
     ------       --------------------                                                                           -----

COMMON STOCK - 70.7%
BASIC MATERIALS - 1.1%
            7,000 Companhia Vale do Rio Doce ADR                                                                     $ 204,960
           11,000 Longview Fibre Co.                                                                                   226,050
           18,000 Plum Creek Timber Co., Inc.                                                                          653,400
                                                                                                         ----------------------
                                                                                                                     1,084,410
                                                                                                         ----------------------

CONSUMER DISCRETIONARY - 12.1%
            4,500 Career Education Corp. +                                                                             164,745
            4,900 CBRL Group, Inc.                                                                                     190,414
           17,300 Comcast Corp., Class A +                                                                             531,110
            4,000 Costco Wholesale Corp.                                                                               179,280
           39,600 CVS Corp.                                                                                          1,151,172
           12,100 D.R. Horton, Inc.                                                                                    455,081
           44,650 Family Dollar Stores, Inc.                                                                         1,165,365
           16,550 Gap, Inc.                                                                                            326,863
            2,000 Home Depot, Inc.                                                                                      77,800
           25,500 Interpublic Group of Cos., Inc. +                                                                    310,590
           13,100 ITT Educational Services, Inc. +                                                                     699,802
            8,000 Leapfrog Enterprises, Inc. +                                                                          90,400
            2,774 Liberty Global, Inc., Class A +                                                                      129,463
           45,947 Liberty Media Corp., Class A +                                                                       468,200
            3,700 Lowe's Cos., Inc.                                                                                    215,414
           48,600 MAXIMUS, Inc.                                                                                      1,715,094
            8,000 McDonald's Corp.                                                                                     222,000
            3,000 Office Depot, Inc. +                                                                                  68,520
            7,400 Signet Group plc ADR                                                                                 145,484
            4,000 Southwest Airlines Co.                                                                                55,720
           16,800 Tiffany & Co.                                                                                        550,368
           38,500 Time Warner, Inc. +                                                                                  643,335
            9,550 TJX Cos., Inc.                                                                                       232,543
            6,000 Tribune Co.                                                                                          211,080
           15,650 Wal-Mart Stores, Inc.                                                                                754,330
            6,950 Weight Watchers International, Inc. +                                                                358,690
           11,000 Yum! Brands, Inc.                                                                                    572,880
                                                                                                         ----------------------
                                                                                                                    11,685,743
                                                                                                         ----------------------


See Notes to Financial Statements      5

-------------------------------------------------------------------------------------------------------------------------------
AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2005
-------------------------------------------------------------------------------------------------------------------------------

     SHARES       SECURITY DESCRIPTION                                                                           VALUE
     ------       --------------------                                                                           -----

CONSUMER STAPLES - 11.0%
          383,800 Alliance One International, Inc.                                                                 $ 2,306,638
           18,900 Altria Group, Inc,                                                                                 1,222,074
           43,050 Anheuser-Busch Co., Inc.                                                                           1,969,537
           13,500 Avon Products, Inc.                                                                                  510,975
           45,300 Coca-Cola Co.                                                                                      1,891,275
           14,000 Diageo plc ADR                                                                                       830,200
            4,000 Helen of Troy, Ltd. +                                                                                101,840
            7,500 Kroger Co. +                                                                                         142,725
           28,000 National Beverage Corp. +                                                                            223,440
            2,000 Nestle SA ADR                                                                                        128,015
           52,350 Safeway, Inc.                                                                                      1,182,587
            2,500 UST, Inc.                                                                                            114,150
                                                                                                         ----------------------
                                                                                                                    10,623,456
                                                                                                         ----------------------

ENERGY - 1.2%
            8,000 ChevronTexaco Corp.                                                                                  447,360
           15,000 El Paso Corp.                                                                                        172,800
              800 LUKOIL ADR                                                                                            29,424
              500 PetroChina Company, Ltd. ADR                                                                          36,725
            2,950 Petroleo Brasileiro ADR                                                                              153,783
            1,200 Sibneft ADR +                                                                                         19,830
              550 Surgutneftegaz ADR                                                                                    20,515
           17,000 Willbros Group, Inc. +                                                                               243,440
                                                                                                         ----------------------
                                                                                                                     1,123,877
                                                                                                         ----------------------

FINANCIALS - 20.8%
            6,400 American Express Co.                                                                                 340,672
           17,850 American International Group, Inc.                                                                 1,037,085
           16,550 AON Corp.                                                                                            414,412
           35,600 Assurant, Inc.                                                                                     1,285,160
           20,208 Bank of America Corp.                                                                                921,687
            2,000 Bank of New York, Inc.                                                                                57,560
              345 Berkshire Hathaway, Inc., Class B +                                                                  960,308
            2,500 Cascade Financial Corp.                                                                               42,313
           44,993 Citigroup, Inc.                                                                                    2,080,026
           14,900 Federal Home Loan Mortgage Corp. (Freddie Mac)                                                       971,927
            8,000 FirstService Corp. +                                                                                 159,760
           24,750 H&R Block, Inc.                                                                                    1,444,162
            5,544 JPMorgan Chase & Co.                                                                                 195,814
           71,000 Marsh & McLennan Cos., Inc.                                                                        1,966,700
           27,900 MBNA Corp.                                                                                           729,864
           13,750 Montpelier RE Holdings, Ltd.                                                                         475,475
            5,000 Morgan Stanley                                                                                       262,350
           10,000 Old Republic International Corp.                                                                     252,900
            7,000 PMI Group, Inc.                                                                                      272,860


See Notes to Financial Statements      6

-------------------------------------------------------------------------------------------------------------------------------
AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2005
-------------------------------------------------------------------------------------------------------------------------------

     SHARES       SECURITY DESCRIPTION                                                                           VALUE
     ------       --------------------                                                                           -----

            5,000 RennaissanceRe Holdings, Ltd.                                                                      $ 246,200
            4,000 SAFECO Corp.                                                                                         217,360
           34,577 St. Paul Travelers Cos., Inc.                                                                      1,366,829
            2,600 Student Loan Corp.                                                                                   571,480
           65,300 UnumProvident Corp.                                                                                1,196,296
           51,850 Waddell & Reed Financial, Inc., Class A                                                              959,225
            9,246 Washington Federal, Inc.                                                                             217,466
           35,150 Washington Mutual, Inc.                                                                            1,430,253
                                                                                                         ----------------------
                                                                                                                    20,076,144
                                                                                                         ----------------------

HEALTH CARE - 14.4%
            8,750 Amgen, Inc. +                                                                                        529,025
           10,000 Apria Healthcare Group, Inc. +                                                                       346,400
           13,500 Baxter International, Inc.                                                                           500,850
           83,004 BioScrip, Inc. +                                                                                     498,024
           37,250 Boston Scientifc Corp. +                                                                           1,005,750
            4,700 Cardinal Health, Inc.                                                                                270,626
            8,666 Coventry Health Care, Inc. +                                                                         613,119
           34,100 Express Scripts, Inc. +                                                                            1,704,318
            5,800 Guidant Corp.                                                                                        390,340
            5,000 HCA, Inc.                                                                                            283,350
           68,700 Health Management Associates, Inc., Class A                                                        1,798,566
            3,550 Medco Health Solutions, Inc. +                                                                       189,428
            7,450 Merck & Co., Inc.                                                                                    229,460
           23,500 Pfizer, Inc.                                                                                         648,130
           85,587 Priority Healthcare Corp., Class B +                                                               2,170,486
            4,739 SeraCare Life Sciences, Inc. +                                                                        66,299
           16,000 WellPoint, Inc. +                                                                                  1,114,240
           33,300 Wyeth                                                                                              1,481,850
                                                                                                         ----------------------
                                                                                                                    13,840,261
                                                                                                         ----------------------

INDUSTRIALS - 0.8%
            3,000 Boeing Corp.                                                                                         198,000
            2,000 Snap-On, Inc.                                                                                         68,600
            6,000 Timken Co.                                                                                           138,600
           11,500 Tyco International, Ltd.                                                                             335,800
                                                                                                         ----------------------
                                                                                                                       741,000
                                                                                                         ----------------------

INFORMATION TECHNOLOGY - 5.5%
           38,500 BISYS Group, Inc. +                                                                                  575,190
           59,550 Cypress Semiconductor Corp. +                                                                        749,734
           53,400 eFunds Corp. +                                                                                       960,666
           20,000 Electronic Data Systems Corp.                                                                        385,000
           30,500 Fair Isaac Corp.                                                                                   1,113,250
           26,670 First Data Corp.                                                                                   1,070,534
              549 Freescale Semiconductor, Inc., Class B +                                                              11,628


See Notes to Financial Statements      7

-------------------------------------------------------------------------------------------------------------------------------
AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2005
-------------------------------------------------------------------------------------------------------------------------------

     SHARES       SECURITY DESCRIPTION                                                                           VALUE
     ------       --------------------                                                                           -----

           13,400 Microsoft Corp.                                                                                    $ 332,856
            2,850 SunGard Data Systems, Inc. +                                                                         100,234
                                                                                                         ----------------------
                                                                                                                     5,299,092
                                                                                                         ----------------------

TELECOMMUNICATIONS - 3.0%
            4,975 Motorola, Inc.                                                                                        90,843
           35,750 SBC Communications, Inc.                                                                             849,062
           43,450 SK Telecom Co., Ltd. ADR                                                                             886,380
           59,000 Telefonos De Mexico SA ADR                                                                         1,114,510
                                                                                                         ----------------------
                                                                                                                     2,940,795
                                                                                                         ----------------------

UTILITIES - 0.8%
           24,000 Duke Energy Corp.                                                                                    713,520
            2,200 IDACORP, Inc.                                                                                         67,386
                                                                                                         ----------------------
                                                                                                                       780,906
                                                                                                         ----------------------

Total Common Stock (Cost $58,101,005)                                                                               68,195,684
                                                                                                         ----------------------

                                                                                      RATE
                                                                                      ----
PREFERRED STOCK - 3.7%
CONSUMER DISCRETIONARY - 0.8%
           18,375 Interpublic Group of Cos., Inc.                                     5.38  %                          822,281
                                                                                                         ----------------------

ENERGY - 0.1%
            2,000 El Paso Corp.                                                       9.00                              60,000
                                                                                                         ----------------------

FINANCIALS - 1.8%
           19,800 St. Paul Travelers Cos., Inc.                                       9.00                           1,368,180
            9,800 Unumprovident Corp.                                                 8.25                             352,800
                                                                                                         ----------------------
                                                                                                                     1,720,980
                                                                                                         ----------------------

UTILITIES - 1.0%
              305 AEP Texas Central Co.                                               4.00                              23,609
              200 Boston Edison Co.                                                   4.25                              18,606
              400 Cincinnati Gas & Electric Co.                                       4.00                              33,400
              300 Cincinnati Gas & Electric Co.                                       4.75                              31,669
            1,500 Connecticut Light & Power Co.                                       1.90                              57,703
            1,000 Connecticut Light & Power Co.                                       2.00                              40,469
            1,500 Connecticut Light & Power Co.                                       3.90                              58,969
            1,500 Dayton Power & Light Co.                                            3.90                             118,875
              400 Exelon Corp.                                                        3.80                              29,600
            1,300 Great Plains Energy, Inc.                                           4.50                             107,250
            4,000 Hawaiian Electric Co.                                               4.25                              67,250
              300 Indianapolis Power & Light Co.                                      4.00                              22,641
               78 MidAmerican Energy Co.                                              3.30                               5,584


See Notes to Financial Statements      8

-------------------------------------------------------------------------------------------------------------------------------
AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2005
-------------------------------------------------------------------------------------------------------------------------------

     SHARES       SECURITY DESCRIPTION                                                RATE      MATURITY         VALUE
     ------       --------------------                                                ----      --------         -----

               80 MidAmerican Energy Co.                                              3.90 %                           $ 6,597
              100 Monongahela Power Co.                                               4.40                               7,798
            1,300 Northern Indiana Public Services Co.                                4.25                              99,937
            1,000 Pacific Enterprises Inc. - Sempra Energy                            4.50                              84,250
              945 Public Service Electric & Gas Co.                                   4.08                              74,466
              600 TXU US Holdings Co.                                                 5.08                              60,863
              300 Westar Energy Inc.                                                  4.25                              24,534
                                                                                                         ----------------------
                                                                                                                       974,070
                                                                                                         ----------------------

Total Preferred Stock (Cost $3,398,710)                                                                              3,577,331
                                                                                                         ----------------------

EXCHANGE TRADED FUNDS - 0.2%
           10,000 iShares MSCI Germany Index Fund  (Cost $94,200)                                                      177,400
                                                                                                         ----------------------

    PRINCIPAL
    ---------

ASSET BACKED OBLIGATIONS - 0.7%
$          37,457 Scotia Pacific Co., LLC                                             6.55      01/20/07                28,491
          905,000 Scotia Pacific Co., LLC                                             7.11      01/20/14               688,366
                                                                                                         ----------------------
Total Asset Backed Obligations (Cost $871,465)                                                                         716,857
                                                                                                         ----------------------

CONVERTIBLE BOND - 0.2%
HEALTH CARE - 0.2%
          200,000 Greenery Rehabilitation Group, Inc. (Cost $180,241)                 6.50      06/15/11               181,000
                                                                                                         ----------------------

CORPORATE BONDS - 5.4%
CONSUMER DISCRETIONARY - 0.1%
           50,000 Fruit of the Loom */**                                              7.38      11/15/23                     -
          135,000 General Motors Corp.                                                7.13      07/15/13               121,500
                                                                                                         ----------------------
                                                                                                                       121,500
                                                                                                         ----------------------

ENERGY - 0.6%
          220,000 Coastal Corp.                                                       7.50      08/15/06               226,050
          115,000 Coastal Corp.                                                       6.50      06/01/08               114,712
          190,000 Coastal Corp.                                                       6.70      02/15/27               192,522
           50,000 Newpark Resources, Inc.                                             8.63      12/15/07                49,750
                                                                                                         ----------------------
                                                                                                                       583,034
                                                                                                         ----------------------

See Notes to Financial Statements      9

-------------------------------------------------------------------------------------------------------------------------------
AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2005
-------------------------------------------------------------------------------------------------------------------------------

     SHARES       SECURITY DESCRIPTION                                                RATE      MATURITY         VALUE
     ------       --------------------                                                ----      --------         -----

FINANCIALS - 2.7%
          220,210 Finova Group, Inc.                                                  7.50 %    11/15/09              $ 99,095
          355,000 Ford Motor Credit Co.                                               6.88      02/01/06               358,598
          545,000 GB Property Funding Corp.                                          11.00      09/29/05               545,000
          670,000 GMAC                                                                6.13      09/15/06               670,670
          100,000 GMAC                                                                5.75      10/15/06                98,933
          670,000 GMAC                                                                4.38      12/10/07               628,088
          200,000 GMAC                                                                6.88      09/15/11               184,843
                                                                                                         ----------------------
                                                                                                                     2,585,227
                                                                                                         ----------------------

HEALTH CARE - 0.7%
          700,000 Tenet Healthcare Corp.                                              6.38      12/01/11               670,250
                                                                                                         ----------------------

INDUSTRIALS - 0.3%
           79,814 Grupo TMM SA                                                       10.50      08/01/07                77,420
           94,000 Waste Management, Inc.                                              7.38      08/01/10               105,228
           71,000 Waste Management, Inc.                                              7.65      03/15/11                81,258
                                                                                                         ----------------------
                                                                                                                       263,906
                                                                                                         ----------------------

INFORMATION TECHNOLOGY - 0.1%
          100,000 Danka Business Systems                                             10.00      04/01/08                74,500
                                                                                                         ----------------------

UTILITIES - 0.9%
          255,000 Indianapolis Power & Light Co.                                      8.00      10/15/06               265,364
           65,000 Indianapolis Power & Light Co.                                      7.38      08/01/07                68,343
           50,000 Monongahela Power Co.                                               5.00      10/01/06                50,420
          275,000 Sierra Pacific Power Co.                                            8.00      06/01/08               294,938
           50,000 Southern California Edison                                          6.38      01/15/06                50,626
          200,000 Southern Energy, Inc. - Mirant Corp.*/**                            7.90      07/15/09               165,000
                                                                                                         ----------------------
                                                                                                                       894,691
                                                                                                         ----------------------

Total Corporate Bonds (Cost $5,135,743)                                                                              5,193,108
                                                                                                         ----------------------

MUNICIPAL BONDS - 1.4%
        1,500,000 Ontario Hydro Residual Strip +/ +/-                                 4.81      10/01/20               592,750
          706,000 Ontario Hydro Residual Strip +/ +/-                                 4.82      11/27/20               276,682
        1,095,000 Ontario Hydro Residual Strip +/ +/-                                 4.87      10/15/21               408,122
          235,000 Ontario Hydro Residual Strip +/ +/-                                 4.97      08/18/22                82,695
                                                                                                         ----------------------
Total Municipal Bonds (Cost $999,823)                                                                                1,360,249
                                                                                                         ----------------------

US TREASURY SECURITIES - 1.0%
      $ 1,000,000 US Treasury Bill+/-(Cost $992,300)                                  3.01      09/29/05               992,455
                                                                                                         ----------------------


See Notes to Financial Statements      10

-------------------------------------------------------------------------------------------------------------------------------
AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2005
-------------------------------------------------------------------------------------------------------------------------------

     SHARES       SECURITY DESCRIPTION                                                                           VALUE
     ------       --------------------                                                                           -----

SHORT-TERM INVESTMENTS - 16.7%
MONEY MARKET FUNDS - 9.7%
        4,691,849 CitiSM Institutional U.S. Treasury Reserves                                                      $ 4,691,849
        4,620,676 CitiSM Institutional Cash Reserves, Class O                                                        4,620,676
                                                                                                         ----------------------
Total Money Market Funds (Cost $9,312,525)                                                                           9,312,525
                                                                                                         ----------------------

    PRINCIPAL
    ---------

MONEY MARKET DEPOSIT ACCOUNT - 7.0%
      $ 6,717,216 Citibank Money Market Deposit Account (Cost $6,717,216)                                            6,717,216
                                                                                                         ----------------------

Total Short-Term Investments (Cost $16,029,741)                                                                     16,029,741
                                                                                                         ----------------------

Total Investments - 100.0%  (Cost $85,803,228)****                                                                $ 96,423,825
Other Assets & Liabilities, Net - (0.0%)                                                                               (28,920)
                                                                                                         ----------------------
NET ASSETS - 100.0%                                                                                               $ 96,394,905
                                                                                                         ======================


See Notes to Financial Statements      11

-------------------------------------------------------------------------------------------------------------------------------
AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2005
-------------------------------------------------------------------------------------------------------------------------------

                  PORTFOLIO HOLDINGS
                  % OF TOTAL INVESTMENTS
                  Financials                                                         25.3%
                  Health Care                                                        15.3%
                  Consumer Discretionary                                             13.1%
                  Consumer Staples                                                   11.0%
                  Information Technology                                              5.6%
                  Utilities                                                           2.7%
                  Telecommunications                                                  3.0%
                  Energy                                                              1.9%
                  Basic Materials                                                     1.1%
                  Industrials                                                         1.0%
                  Short-Term Investments                                             16.7%
                  Municipal Bonds                                                     1.4%
                  Asset Backed Obligations                                            0.7%
                  Exchange Traded Funds                                               0.2%
                  US Treasury Securities                                              1.0%
                                                                             --------------
                                                                                    100.0%

-----------------------------------------------------------------------------
ADR   American Depositary Receipt.
+     Non-income producing security.
*     Securities are currently in default on scheduled interest or principal payments.
**    Security fair valued in good faith under procedures established by and under the general supervision of the Fund's Board of Directors.
***   Security exempt from registration under Rule 144A under the Securities Act of 1933.  At the period end, the value of these securities amounted to $165,000 or 0.0% of net assets.
+/-   Zero coupon bond.  Interest rate presented is yield to maturity.

****Cost for Federal income tax purposes is $85,803,611 and net unrealized appreciation (depreciation) consists of:
Gross Unrealized Appreciation                                                  $12,279,397
Gross Unrealized Depreciation                                                   (1,659,183)
                                                                             --------------
Net Unrealized Appreciation (Depreciation)                                     $10,620,214
                                                                             ==============


See Notes to Financial Statements      12

------------------------------------------------------------------------------------------------------------------------------------
AUXIER FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2005
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
  Total investments, at value (Cost $85,810,689)                                                                       $ 96,431,286
  Cash                                                                                                                          325
  Receivables:
      Fund shares sold                                                                                                      120,986
      Investment securities sold                                                                                            790,065
      Interest and dividends                                                                                                227,578
                                                                                                            ------------------------
Total Assets                                                                                                             97,570,240
                                                                                                            ------------------------

LIABILITIES
  Payables:
      Fund shares redeemed                                                                                                   35,001
      Investment securities purchased                                                                                     1,034,732
  Accrued Liabilities:
      Payables to related parties                                                                                           104,517
      Trustees' fees and expenses                                                                                             1,085
                                                                                                            ------------------------
Total Liabilities                                                                                                         1,175,335
                                                                                                            ------------------------

NET ASSETS                                                                                                             $ 96,394,905
                                                                                                            ========================

COMPONENTS OF NET ASSETS
  Paid-in capital                                                                                                      $ 84,770,053
  Accumulated undistributed (distributions in excess of) net investment income                                              585,768
  Accumulated net realized gain (loss) on investments and foreign currency transactions                                     418,487
  Net unrealized appreciation (depreciation) on investments and foreign currency translations                            10,620,597
                                                                                                            ------------------------

NET ASSETS                                                                                                             $ 96,394,905
                                                                                                            ========================

NET ASSET VALUE, OFFERING AND REDEMPTION  PRICE PER SHARE
  Based on net assets of $96,394,905 and 6,583,223 shares outstanding (unlimited shares authorized)                         $ 14.64
                                                                                                            ------------------------


See Notes to Financial Statements      13

------------------------------------------------------------------------------------------------------------------------------------
AUXIER FOCUS FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2005
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income                                                                                                         $ 556,802
  Dividend income (net of foreign withholding taxes of $8,349)                                                            1,363,645
                                                                                                            ------------------------
Total Investment Income                                                                                                   1,920,447
                                                                                                            ------------------------

EXPENSES
  Investment advisor fees                                                                                                 1,063,084
  Trustees' fees and expenses                                                                                                 3,274
                                                                                                            ------------------------
Total Expenses                                                                                                            1,066,358
  Fees waived and expenses reimbursed                                                                                        (3,274)
                                                                                                            ------------------------
Net Expenses                                                                                                              1,063,084
                                                                                                            ------------------------

NET INVESTMENT INCOME (LOSS)                                                                                                857,363
                                                                                                            ------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on investments and foreign currency transactions                                               1,284,554
  Net change in unrealized appreciation (depreciation) on investments and foreign currency translations                   4,928,926
                                                                                                            ------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS                                                                                       6,213,480
                                                                                                            ------------------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                                       $ 7,070,843
                                                                                                            ========================


See Notes to Financial Statements      14

------------------------------------------------------------------------------------------------------------------------------------
AUXIER FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------

                                                                                      Year Ended                  Year Ended
                                                                                     June 30, 2005               June 30, 2004
                                                                                ------------------------    ------------------------

OPERATIONS
  Net investment income (loss)                                                                $ 857,363                   $ 387,838
  Net realized gain (loss) on investments and foreign currency transactions                   1,284,554                     490,819
  Net change in unrealized appreciation (depreciation) on investments                         4,928,926                   4,811,194
      and foreign currency translations                                         ------------------------    ------------------------

Increase (Decrease) in Net Assets from Operations                                             7,070,843                   5,689,851
                                                                                ------------------------    ------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                                        (441,075)                   (452,175)
  Net realized gains                                                                         (1,322,191)                          -
                                                                                ------------------------    ------------------------

Total Distributions to Shareholders                                                          (1,763,266)                   (452,175)
                                                                                ------------------------    ------------------------

CAPITAL SHARE TRANSACTIONS
  Sale of shares                                                                             37,331,977                  36,909,246
  Reinvestment of distributions                                                               1,734,432                     451,024
  Redemption of shares                                                                      (11,876,091)                 (3,853,565)
  Redemption fees                                                                                12,448                           -
                                                                                ------------------------    ------------------------
Increase (Decrease) from Capital Share Transactions                                          27,202,766                  33,506,705
                                                                                ------------------------    ------------------------
Increase (Decrease) in Net Assets                                                            32,510,343                  38,744,381

NET ASSETS
  Beginning of Period                                                                        63,884,562                  25,140,181
                                                                                ------------------------    ------------------------
  End of Period (a)                                                                        $ 96,394,905                $ 63,884,562
                                                                                ========================    ========================

SHARE TRANSACTIONS
  Sale of shares                                                                              2,658,964                   2,752,156
  Reinvestment of distributions                                                                 120,914                      34,143
  Redemption of shares                                                                         (846,514)                   (289,608)
                                                                                ------------------------    ------------------------
Increase (Decrease) in Shares                                                                 1,933,364                   2,496,691
                                                                                ========================    ========================

  (a)  Accumulated undistributed net investment income                                        $ 585,768                   $ 182,578
                                                                                ------------------------    ------------------------


See Notes to Financial Statements      15

--------------------------------------------------------------------------------------------------------------------------------
AUXIER FOCUS FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------------------------

These financial highlights reflect selected data for a share outstanding throughout each period:

                                                                            YEAR ENDED JUNE 30,
                                          --------------------------------------------------------------------------------------
                                               2005               2004              2003              2002              2001
                                          --------------     -------------     -------------     -------------     -------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                           $ 13.74           $ 11.68           $ 11.33           $ 11.43            $ 9.99
                                          --------------     -------------     -------------     -------------     -------------

INVESTMENT
  OPERATIONS
  Net investment income (loss)                     0.15  (a)         0.13  (a)         0.20              0.08              0.17
  Net realized and unrealized
    gain (loss) on investments                     1.08              2.10              0.42             (0.07)             1.43
                                          --------------     -------------     -------------     -------------     -------------
Total from Investment Operations                   1.23              2.23              0.62              0.01              1.60
                                          --------------     -------------     -------------     -------------     -------------

DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Net investment income                           (0.08)            (0.17)            (0.10)            (0.09)            (0.13)
  Net realized gain on investments                (0.25)                -             (0.17)            (0.02)            (0.03)
                                          --------------     -------------     -------------     -------------     -------------
Total Distributions to Shareholders               (0.33)            (0.17)            (0.27)            (0.11)            (0.16)
                                          --------------     -------------     -------------     -------------     -------------
REDEMPTION FEE (a)                                    -  (b)            -                 -                 -                 -
                                          --------------     -------------     -------------     -------------     -------------
NET ASSET VALUE,
  END OF PERIOD                                 $ 14.64           $ 13.74           $ 11.68           $ 11.33           $ 11.43
                                          ==============     =============     =============     =============     =============

TOTAL RETURN                                      9.01%            19.17%             5.72%             0.07%            16.11%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
  Period (000's omitted)                        $96,395           $63,885           $25,141           $16,638            $7,084
Ratios to Average Net Assets:
  Net investment income (loss)                    1.09%             0.97%             1.89%             0.73%             1.56%
  Net expenses                                    1.35%             1.35%             1.35%             1.35%             1.35%
  Gross expenses (c)                              1.35%             1.35%             1.36%             1.37%             1.41%

PORTFOLIO TURNOVER RATE                             28%               18%               37%               56%               41%

-------------------------------------------------------------------------------
(a)   Calculated based on average shares outstanding during the period.
(b)   Less than $0.01 per share.
(c)   The ratio of gross expenses to average net assets reflects the expense ratio excluding any waivers and/or reimbursements.


See Notes to Financial Statements      16

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005
--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION

This report relates to Auxier Focus Fund (the "Fund"), a non-diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty-five investment portfolios. On December 9, 2004, the Trust and the Board of Trustees of Unified Series Trust ("Unified"), respectively, approved the reorganization of Auxier Focus Fund, a series of Unified (the "Predecessor Fund"), into a newly created series of the Trust with the same fund name.

Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund currently offers three classes of shares: Investor Shares, A Shares, and C Shares. Investor Shares commenced operations on July 9, 1999. As of June 30, 2005, A Shares and C Shares had not commenced operations.

The Fund's investment objective is to achieve long-term capital appreciation by investing primarily in a portfolio of common stocks that the Fund's investment advisor believes offer growth opportunities at a reasonable price. The Fund is intended for long-term investors.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. As a non-diversified fund, the Fund will be subject to more investment risk and potential for volatility than a diversified fund because its portfolio may at times focus on a limited number of companies. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Money market instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values securities at fair value pursuant to procedures adopted by the Board if (1) market quotations are insufficient or not readily available or (2) the Advisor believes that the prices or values available are unreliable.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

FOREIGN CURRENCIES - Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. These fluctuations are included with the net realized and unrealized gain or loss on investments.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders from net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005
--------------------------------------------------------------------------------

investment income, capital gains and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

REDEMPTION FEES - To discourage short-term trading and market timing, the Fund charges a redemption fee of 2.00% of the net asset value of Investor Shares redeemed if the shares were purchased after October 11, 2004 and if the shares are owned less than 180 days. The fee is charged for the benefit of remaining shareholders and will be paid to the Fund to help offset future transaction costs. To calculate redemption fees, the Fund uses the first-in, first-out method to determine the holding period. Under this method, the date of redemption is compared with the earliest purchase date of shares held in the account. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. The Fund collected $12,448 in redemption fees during the year ended June 30, 2005.

NOTE 3.  ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISOR - Auxier Asset Management, LLC (the "Advisor") is the investment advisor to the Fund. Pursuant to a management agreement, the Advisor receives an advisory fee from the Fund at an annual rate of 1.35% of the Fund's average daily net assets. Under the terms of the management agreement, the Advisor is obligated to pay all expenses of the Fund, except brokerage costs, taxes, borrowing costs, commissions, certain compensation and expenses of the Trustees and extraordinary and non-recurring expenses.

ADMINISTRATION AND OTHER SERVICES - Citigroup Fund Services, LLC ("Citigroup"), provides administration, portfolio accounting, and transfer agency services to the Fund.

DISTRIBUTION - Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser or with Citigroup or its affiliated companies. The certifying officers of the Trust are also principals of the Distributor.

Under a Compliance Services Agreement with the Trust, the Distributor provides a Chief Compliance Officer, Principal Executive Officer and Principal Financial Officer to the Trust as well as certain additional compliance support functions.

TRUSTEES AND OFFICERS - Certain Trustees and officers of the Trust are directors, officers, or employees of the aforementioned companies.

NOTE 4.  WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

The Advisor has contractually agreed to waive a portion of its fee and reimburse certain expenses so that net expenses do not exceed 1.35% of average daily net assets through October 31, 2005. For the year ended June 30, 2005, the Advisor waived fees of $3,274.

NOTE 5.  SECURITY TRANSACTIONS

The  cost  of  purchases  and  proceeds  from  sales  of  securities  (including
maturities),   other  than   short-term   investments,   were   $41,084,988  and
$17,384,443, respectively, for the year ended June 30, 2005.

NOTE 6.  CHANGE IN ACCOUNTANTS (UNAUDITED)

At its September 14, 2004 meeting, the Trust's Board of Trustees (the "Board") and the Board's Audit Committee approved Deloitte & Touche LLP ("Deloitte") as the Independent Registered Public Accounting Firm for the Fund. The Predecessor Fund's Independent Registered Public Accounting Firm was Cohen McCurdy, Ltd. ("Cohen"). The decision to replace Cohen with Deloitte was motivated by the fact that Deloitte already serves as independent auditor for a majority of the Trust's other series.

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005
--------------------------------------------------------------------------------

For the period of March 14, 2004 through December 9, 2004, Cohen served as the Predecessor Fund's Independent Registered Public Accounting Firm. During that period, the Predecessor Fund had no disagreements with Cohen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Cohen, would have caused it to make reference to the subject matter of the disagreement in the Predecessor Fund's annual report for the fiscal year ended June 30, 2004. Neither the Predecessor Fund nor anyone on its behalf consulted with Deloitte on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Predecessor Fund's financial statements as a result of such consultations or (ii) concerned the subject of a disagreement with Cohen or a reportable event.

NOTE 7.  FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of June 30, 2005, distributable earnings (accumulated losses) on a tax basis were as follows:

       Undistributed Ordinary Income                      $585,768
       Undistributed Long-Term Gain                        418,870
       Unrealized Appreciation (Depreciation)           10,620,214
                                                     --------------
       Total                                           $11,624,852

The tax character of distributions paid during 2005 and 2004 were as follows:

                                                     2005              2004
                                                     ----              ----
       Ordinary Income                          $   571,732         $ 452,175
       Long-Term Capital Gain                     1,191,534             -
                                               -------------      ------------
       Total                                     $1,763,266         $ 452,175

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sale reallocations.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, certain amounts for the year ended June 30, 2005 have been reclassified. The following reclassification was primarily a result of currency gains and capital gains received from mutual funds and has no impact on the net assets of the Fund.

         Accumulated Net Investment Income (Loss)        $     (13,098)
         Undistributed Net Realized Gain (Loss)                  20,793
         Paid-in                                                (7,695)
         Capital

NOTE 8.  SUBSEQUENT EVENT

A Shares commenced operations on July 8, 2005.

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
JUNE 30, 2005
--------------------------------------------------------------------------------

To the Board of Trustees of Forum Funds and Shareholders of
Auxier Focus Fund:

We have audited the accompanying statement of assets and liabilities of Auxier Focus Fund (the "Fund"), a fund of Forum Funds, including the schedule of investments, as of June 30, 2005, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes for the year ended June 30, 2004 and the financial highlights for each of the four years in the period ended June 30, 2004 were audited by other auditors whose report, dated August 25, 2004, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor have we been engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Auxier Focus Fund as of June 30, 2005, the results of its operations, the changes in net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 26, 2005

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
ADDITIONAL INFORMATION (Unaudited)
JUNE 30, 2005
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (877) 328-9437, on the Fund's web site at http://www.auxierasset.com/focus_fund.htm and on the SEC's website at http://www.sec.gov. The Predecessor Fund's voting record for the 12-month period ended June 30 is available, without charge and upon request, by calling (877) 328-9437 and on the SEC's web site at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available, without charge, on the SEC's website at http://www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes; redemption fees; and exchange fees and (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005 through June 30, 2005.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) for certain share classes, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
ADDITIONAL INFORMATION (Unaudited)
JUNE 30, 2005
--------------------------------------------------------------------------------

                          BEGINNING             ENDING            EXPENSES
                        ACCOUNT VALUE       ACCOUNT VALUE        PAID DURING
                       JANUARY 1, 2005      JUNE 30, 2005          PERIOD*
                       ---------------      -------------          ------
INVESTOR SHARES
Actual Return             $1,000.00           $1,013.15             $6.76
Hypothetical Return       $1,000.00           $1,018.10             $6.74

*Expenses are equal to the fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year/365 (to reflect the half-year period).

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE TAX YEAR

INCOME DIVIDENDS - All the income and any short-term capital gain dividends paid by the Fund were ordinary income for federal income tax purposes. The Fund designates 100.00% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100.00% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

CAPITAL GAIN DIVIDENDS - The Fund paid long-term capital gain dividends of $1,191,534 for the tax year ended June 30, 2005.

TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for managing the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and the senior officers of the Trust. The fund complex includes the Trust and two other investment companies (collectively, "fund complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser within the last six months. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The addresses for all Trustees and officers is Two Portland Square, Portland, Maine 04101, unless otherwise indicated. Each Trustee oversees twenty-nine portfolios in the fund complex. No Trustee is a director of any other public company or registered investment company. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (877) 3-AUXIER.

                                    POSITION WITH     LENGTH OF TIME               PRINCIPAL OCCUPATION(S) DURING
       NAME AND BIRTH DATE            THE TRUST           SERVED                            PAST 5 YEARS
---------------------------------- ----------------- ----------------- --------------------------------------------------------
INDEPENDENT TRUSTEES
---------------------------------- ----------------- ----------------- --------------------------------------------------------
J. Michael Parish                  Chairman          Since 1989        Retired; Partner, Wolfe, Block, Schorr and
Born:  November 9, 1943            Trustee           (Chairman since   Solis-Cohen, LLP (law firm) 2002 - 2003; Partner,
                                                     2004)             Thelen Reid & Priest LLP (law firm) 1995 - 2002.
---------------------------------- ----------------- ----------------- --------------------------------------------------------
Costas Azariadis                   Trustee           Since 1989        Professor of Economics, University of California-Los
Born:  February 15, 1943                                               Angeles; Visiting Professor of Economics, Athens
                                                                       University of Economics and Business 1998 - 1999.
---------------------------------- ----------------- ----------------- --------------------------------------------------------
James C. Cheng                     Trustee           Since 1989        President, Technology Marketing Associates (marketing
Born:  July 26, 1942                                                   company for small-and medium-sized businesses in New
                                                                       England).
---------------------------------- ----------------- ----------------- --------------------------------------------------------


                                       22

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
ADDITIONAL INFORMATION (Unaudited)
JUNE 30, 2005
--------------------------------------------------------------------------------

                                    POSITION WITH     LENGTH OF TIME               PRINCIPAL OCCUPATION(S) DURING
       NAME AND BIRTH DATE            THE TRUST           SERVED                            PAST 5 YEARS
---------------------------------- ----------------- ----------------- --------------------------------------------------------
INTERESTED TRUSTEE
---------------------------------- ----------------- ----------------- --------------------------------------------------------
John Y. Keffer/1/                  Trustee           Since 1989        President , Forum Trust, LLC (a non-depository trust
Born:  July 15, 1942                                                   company) since 1997; President, Citigroup since 2003;
                                                                       President, Forum Financial Group, LLC ("Forum") (a fund
                                                                       services company acquired by Citigroup in 2003).
---------------------------------- ----------------- ----------------- --------------------------------------------------------
OFFICERS
---------------------------------- ----------------- ----------------- --------------------------------------------------------
Simon D. Collier                   President and      Since 2005       Managing Director and Principal Executive Officer,
Born: October 22, 1961             Principal                           Foreside Fund Services, LLC since 2005; Chief
                                   Executive                           Operating Officer and Managing Director, Global Fund
                                   Officer                             Services, Citibank, N.A. from 2003-2005; Managing
                                                                       Director, Global Securities Services for Investors,
                                                                       Citibank, N.A. from 1999 - 2003.
---------------------------------- ----------------- ----------------- --------------------------------------------------------
David I. Goldstein                 Chief              Since 2003       Director, Citigroup since 2003; Director of Business
Born: August 3, 1961               Administrative    (President 2003   Product Development, Forum 1999 - 2003.
                                   Officer           - 2005)
---------------------------------- ----------------- ----------------- --------------------------------------------------------
Carl A. Bright                     Principal         Since 2005        President, Foreside Fund Services, LLC; Consultant,
Born: December 20, 1957            Financial                           Foreside Solutions, LLC 2000 - 2003 (mutual fund
                                   Officer                             development company).
---------------------------------- ----------------- ----------------- --------------------------------------------------------
Beth P. Hanson                     Vice President/    Since 2003        Relationship Manager, Citigroup since 2003;
Born: July 15, 1966                Assistant                           Relationship Manager, Forum 1999 - 2003.
                                   Secretary
---------------------------------- ----------------- ----------------- --------------------------------------------------------
Sara M. Morris                     Vice President    Since 2004        Director and Relationship Manager, Citigroup since
Born: September 18, 1963                                               2004; Chief Financial Officer, The VIA Group, LLC
                                                                       (strategic marketing company) 2000 - 2003.
---------------------------------- ----------------- ----------------- --------------------------------------------------------
Trudance L. Bakke                  Treasurer         Since 2005        Manager, Citigroup since 2003; Senior Manager of
Born: August 11, 1971                                                  Corporate Finance, Forum 1999 - 2003.
---------------------------------- ----------------- ----------------- --------------------------------------------------------
David M. Whitaker                  Secretary         Since 2004        Manager, Citigroup since 2004; Assistant Counsel,
Born:  September 6, 1971                                               PFPC, Inc. (a fund services company) 2000 - 2004.
---------------------------------- ----------------- ----------------- --------------------------------------------------------

/1/ Effective August 15, 2005, Mr. Keffer retired from Citigroup.

                             ----------------------
                               AUXIER FOCUS FUND
                             ----------------------


                              FOR MORE INFORMATION

                                  P.O. Box 446
                              Portland, Maine 04112
                                  (877)-3AUXIER
                                 (877) 328-9437

                               INVESTMENT ADVISOR
                             Auxier Asset Management
                             5000 S.W. Meadows Road
                                    Suite 410
                            Lake Oswego, Oregon 97035

                                 TRANSFER AGENT
                          Citigroup Fund Services, LLC
                                  P.O. Box 446
                              Portland, Maine 04112

                                   DISTRIBUTOR
                             Foreside Fund Services
                         Two Portland Square, 1st Floor
                              Portland, Maine 04101
                                 (866) 453-5199
                                www.foresides.com

This report is submitted for the general information of the shareholders of the
  Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

                                     [LOGO]
                                     DFDENT
                                    PREMIER
                                  GROWTH FUND

                                 ANNUAL REPORT

                                 JUNE 30, 2005




                                    [LOGO]
                                    DFDENT
                               AND COMPANY, INC.
                             --------------------
                              INVESTMENT COUNSEL

                               2 PORTLAND SQUARE
                             PORTLAND, MAINE 04101
                          (866) 2DF-DENT (TOLL FREE)


DF DENT PREMIER GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2005

Dear Fellow Shareholders:

For the twelve month fiscal year ended June 30, 2005, your Fund achieved a total return of +10.42% versus a total return of +6.32% for the S&P 500 Index (the "Index"), which is the benchmark we have used for performance comparisons. We are pleased to report that your Fund has outperformed the Index in each of the four fiscal years since its inception (July 16, 2001). Since inception, your Fund has a cumulative return of +31.40% versus a return of +5.95% for the Index and an average annual return of +7.15% versus the Index return of 1.47%.*

For your Fund's fiscal year ending June 30, 2005, Lipper Inc. ranked the Fund's performance at #58 out of 419 funds in the Multi-Cap Growth Funds peer group, which represents the top 14%. Lipper rankings for the past three years are as follows:

                                    DF DENT PREMIER
          AS OF JUNE 30, 2005       GROWTH FUND RANK OUT OF PERCENTILE
          -------------------       ---------------- ------ ----------
          One Year                         58         419      14%
          Two Years                        11         386       3%
          Three Years                      29         358       8%

Lipper Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

Also, Morningstar has awarded your Fund a 5-Star Overall rating (its highest). The Fund's Overall Morningstar Rating is derived from a weighted-average of the performance figures associated with its 3-year Morningstar Rating metrics. The Fund was ranked among 648 Mid-Cap Growth Funds for the three-year period ended June 30, 2005.

Both increasing short-term interest rates and the Iraq hostilities appeared to concern investors at the time of our last Semi-Annual Report (December 31, 2004) and continue to weigh upon the equity markets. The dramatic rise in the price of oil during the past six months appears to have taken over as the chief worry for investors concerned about its impact on the economy and consumer spending. What have we done about it?

Although growth investors have traditionally avoided investing in energy companies, we have maintained a dual strategy of building positions in the past few years in domestic producers of energy (particularly natural gas) and companies serving energy markets. Your Fund's investments in the first category of energy producers (Apache Corp., Burlington Resources, Inc., and Saint Mary Land & Exploration Co.) represent 5% of the portfolio and have doubled in value from a cost basis of slightly over $1 million to over $2 million as of June 30, 2005. Those companies serving the energy industry directly and indirectly (Chicago Bridge and Iron Co. NV, Schlumberger Ltd., General Maritime Corp., and OMI Corp.) represent 7.3% of your Fund's portfolio and have appreciated from a cost basis of almost $2.6 million to a value of slightly over $3 million as of June 30, 2005. We believe these companies are all well positioned to continue to benefit from the world's growing thirst for energy.

                                                    DF DENT PREMIER GROWTH FUND

                                      1

DF DENT PREMIER GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2005


Your Fund's asset allocation by market capitalization as of June 30, 2005 was:

                          Large Capitalization  33.3%
                          Mid Capitalization..  43.5%
                          Small Capitalization  22.4%
                          Reserve Funds.......   0.8%
                                               -----
                          Total Fund.......... 100.0%
                                               =====

As you know, our investment strategy is to invest your Fund in equities of growing companies guided by forward-thinking managements which are constantly seeking ways to improve operations. Over the years we have learned that the most successful companies hire talented, hard working people who have demonstrated a record of professional excellence. We believe that you should expect nothing less from your Fund's adviser, and have taken this to heart in building the management team at D. F. Dent.

I am most pleased to announce two new additions to our professional investment team. Mike Morrill joins us from Wachovia Securities where he was a Vice President. Mike is a 1988 graduate of Johns Hopkins University where he captained its varsity lacrosse team. Mike will be assuming distribution responsibilities at D. F. Dent & Co. for your Fund and managing portfolios for our private accounts. Gary Mitchell joins us from C. R. Bard, Inc., where he was Assistant General Counsel. He graduated sUMMA CUM LAUDE from Harvard College in 1989 and CUM LAUDE from Harvard Law School in 1992. In addition to becoming the Chief Compliance Officer of your Fund's investment advisor, D. F. Dent & Co., Gary will be researching companies for your Fund as a member of our investment team.

Once again, D. F. Dent has agreed to extend its commitment to maintain your Fund's expense ratio at 1.25% by reimbursing expenses and waiving its advisory fee as necessary for another year through October 31, 2006. Your no-load Fund does not incur any Rule 12b-1 (distribution) fees, or any so-called exit fees and does not have multiple shareholder classes.

As always, we appreciate the opportunity to work for you and acknowledge the responsibility which you have conveyed by entrusting your funds to our management.

Respectfully submitted,

/s/Dan Dent

Dan Dent
D. F. Dent & Co.

                                                    DF DENT PREMIER GROWTH FUND

                                      2

DF DENT PREMIER GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2005


* PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL (866) 2DF-DENT.

THE FUND INVESTS IN SMALL AND MEDIUM SIZE COMPANIES. INVESTMENTS IN THESE COMPANIES, ESPECIALLY SMALLER COMPANIES, CARRY GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH LARGER COMPANIES FOR VARIOUS REASONS SUCH AS INCREASED VOLATILITY OF EARNINGS AND PROSPECTS, NARROWER MARKETS, LIMITED FINANCIAL RESOURCES AND LESS LIQUID STOCK.

The views in the shareholder letter and management's discussion of Fund performance were those of the Fund manager as of June 30, 2005 and may not reflect his views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investments in the Fund and do not constitute investment advice.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating/TM/ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. For the period ending June 30, 2005 the DF Dent Premier Growth Fund was rated against the following numbers of U.S-domiciled Multi-Cap Growth funds over the following time periods: 648 funds in the last three years. With respect to these Multi-Cap Growth funds, the Fund received a Morningstar Rating of Five stars for the three-year period. Past performance is no guarantee of future results.

(C) 2005 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

                                                    DF DENT PREMIER GROWTH FUND

                                      3

DF DENT PREMIER GROWTH FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
JUNE 30, 2005


For the fiscal year ended June 30, 2005, your Fund experienced a total return of +10.42%. Cumulative performance for various periods ended June 30, 2005 was as follows:

                              DF DENT PREMIER
      PERIOD ENDED 6/30/05      GROWTH FUND   S&P 500 INDEX OVERPERFORMANCE
    ------------------------  --------------- ------------- ---------------
    Six Months                    + 1.70%        -0.81%         + 2.51%
    Twelve Months                 +10.42%        +6.32%         + 4.10%
    Inception (7/16/01)           +31.40%        +5.95%         +25.45%

In the Multi-Cap Growth peer group, Lipper Inc. has ranked the performance of the DF Dent Premier Growth Fund in the top 14% for the Fund's fiscal year ended June 30, 2005.

Perhaps the significant market influences during the Fund's fiscal year could be divided into two 6 month periods. For the first 6 months ending December 31, 2004, the ongoing War in Iraq, the successive increases in short-term interest rates by the Federal Reserve, and the uncertainty of the Presidential Election all weighed upon the equity markets. Once the election uncertainty was removed in November, the markets experienced a strong rally. The two remaining issues, rising interest rates and the War in Iraq, were joined by another worrisome issue, rising oil prices, during the second 6 month period December 31, 2004-June 30, 2005. The result was that the equity market, as measured by all the major market indices, declined. However, your Fund experienced a modest positive return of +1.70% during this 6 month period versus the -0.81% total return decline for our benchmark, the S&P 500 Index. Why?

As previously mentioned in "A Message to Our Shareholders", your Fund carried positions of 5.0% in energy source companies and 7.3% in companies related to and serving the energy sector. These investments made good contributions to your Fund's market beating performance. Chicago Bridge and Iron, a company which engineers and constructs energy facilities, was the best performing stock during the past year contributing over $300,000 in appreciation, while St. Mary Land and Exploration made the fifth best contribution exceeding $250,000 to performance during the past year. Four of the top 10 performers during the past year were energy related stocks. This group was an important reason why your Fund outperformed the market over the past year.

An important strategy in managing your Fund in the past year, as always, has been to find outstanding growth companies and stick with them for a long time to participate in sustained, long-term growth rates. There are a couple of ways to measure your Fund's success in implementing this strategy. First, your Fund's turnover rate (defined as security sales divided by the average investment value) for the past year was only 7.28%, a very low turnover rate when compared to Morningstar's peer Mid-Cap Growth category average of 135.94%.** This resulted in low transaction costs and was combined with low commission rates which averaged 2.47 cents per share for transactions executed during the past year. Secondly, of the 49 common stocks held at the beginning of the fiscal year, only 6 were eliminated during the course of the year meaning that your performance was driven largely by the consistently held, core group of stocks. Does this mean that we merely "rested on our oars"? Absolutely not. Thirteen new companies were added to your Fund over the year with a total cost of $8,795,785 and a year end market value of $9,451,344 for a gain of +7.54%. Note that these new investments were not held over the entire year, and this +7.54% appreciation is merely from time of purchase.

                                                    DF DENT PREMIER GROWTH FUND

                                      4

DF DENT PREMIER GROWTH FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
JUNE 30, 2005


In addition to investing in well managed companies, we seek to identify pervasive trends that we believe should place "the wind at the back" of our investments. Key trends that we believe benefited specific companies in your Fund were:

    1. Graying of the population -- As the "Baby Boomers" age, they need Zimmer's orthopedic replacement parts for hips and knees as well as Medtronic's Cardiac Rhythm Management pacemakers and defibrillators for heart disease.
    2. More working families -- Child care needs for working parents has created a strong growth market for Bright Horizons Family Solutions. New skills required in the work place have created a strong market for Education Management Corp.
    3. Increased spending on companion pets -- Americans have more pets per household today and are increasing spending on veterinary care, beneficial trends for IDEXX Laboratories and VCA Antech, both of which address this market.

Those securities which contributed the most and declined the most during the past fiscal year were:

           5 BEST CONTRIBUTORS
           -------------------
                                                REALIZED & UNREALIZED
                                                  APPRECIATION AND
                                                      INCOME IN
           INVESTMENTS                            FISCAL YEAR 2005
           -----------                          ---------------------
           Chicago Bridge & Iron Co. NV                $327,548
           Tractor Supply Co.                           301,445
           T Rowe Price Group, Inc.                     266,691
           Caremark Rx, Inc.                            263,767
           St Mary Land & Exploration Co.               258,043
                                                     ----------
              Total                                  $1,417,494
                                                     ==========

           5 POOREST CONTRIBUTORS
           ----------------------
                                                REALIZED & UNREALIZED
                                                  DEPRECIATION AND
                                                      INCOME IN
           INVESTMENTS                            FISCAL YEAR 2005
           -----------                          ---------------------
           Marsh & Mclennan Cos.                       ($69,181)
           Keystone Automotive Industries, Inc.         (75,561)
           UCBH Holdings, Inc.                          (82,320)
           Clear Channel Communications, Inc.           (92,079)
           QUALCOMM, INC.                               (95,017)
                                                     ----------
              Total                                   ($414,158)
                                                     ==========

                                                    DF DENT PREMIER GROWTH FUND

                                      5

DF DENT PREMIER GROWTH FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
JUNE 30, 2005


Of the above "5 Poorest Contributors", only Marsh & Mclennan was sold. Regulatory problems in both its investment management and insurance brokerage divisions resulted in earnings shortfalls and an uncertain outlook. Keystone Automotive and QUALCOMM were among the "5 Best Contributors" reported to you in last year's Annual Report. We like both companies, and your Fund continues to hold both equities. Perhaps, these stocks appreciated too much in the prior year and gave back some of their gains in the most recent fiscal year. While UCBH Holdings' common stock performed poorly in the past 12 months, the company's earnings grew strongly. Clear Channel has performed poorly for two years, but recent decisions by management to enhance shareholder value through increased cash dividends and distribution of assets to shareholders justify holding the stock in our opinion.

In any case, as you can see, the realized and unrealized gains for the 5 Best Contributors exceeded the realized and unrealized losses of the 5 Poorest Contributors by $1,003,336 (or 28% of the total net realized and unrealized gain reported below).

Lastly, your Fund grew during the fiscal year as follows:

June 30, 2004 Net Assets                                                 $20,383,043
   Sales less Redemptions of capital shares for the year ended June 30,
     2005                                                                 17,634,253
   Dividends for the year ended June 30, 2005                                260,818
     Total Expenses of the Fund                                             (528,111)
     Fees waived by D.F. Dent and Co.                                        141,907
     Fees waived by Citigroup Fund Services                                      102
   Net Realized and Unrealized Gain for the year ended June 30, 2005       3,583,042
                                                                         -----------
June 30, 2005 Net Assets                                                 $41,475,054
                                                                         ===========

** Portfolio turnover may not be limited during periods of significant redemptions or when, based upon investment considerations, the Fund's manager deems it necessary to make changes to the Portfolio's holdings.

                                                    DF DENT PREMIER GROWTH FUND

                                      6

DF DENT PREMIER GROWTH FUND
FIVE LARGEST HOLDINGS
JUNE 30, 2005

                          DFDENT PREMIER GROWTH FUND
                             FIVE LARGEST HOLDINGS
                                 JUNE 30, 2005

                                                                   PERCENT OF
                                                                   NET ASSETS
  QUANTITY            SECURITY             TOTAL COST MARKET VALUE OF THE FUND
  --------            --------             ---------- ------------ -----------

   21,500  Fastenal Co.                    $  902,560  $1,317,090      3.2%
   26,500  Tractor Supply Co.                 793,930   1,301,150      3.1%
   37,500  Yankee Candle Co., Inc.          1,066,456   1,203,750      2.9%
    1,900  White Mountains Insurance Group    787,881   1,198,710      2.9%
   19,000  T. Rowe Price Group, Inc.          762,077   1,189,400      2.9%

The portfolio holdings are subject to change based upon Adviser portfolio trading activity.

                                                    DF DENT PREMIER GROWTH FUND

                                      7

DF DENT PREMIER GROWTH FUND
PERFORMANCE CHART AND ANALYSIS
JUNE 30, 2005

The graph and table reflect the change in value of a hypothetical $100,000 investment in the DF Dent Premier Growth Fund, including reinvestment of dividends and distributions, compared with a broad-based securities market index, since inception. The S&P 500 Index (the "Index") is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment.

PAST PERFORMANCE IS NOT PREDICTIVE OF, NOR A GUARANTEE OF FUTURE RESULTS. Results of an investment made today may differ substantially from the Fund's historical performance. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     AVERAGE ANNUAL TOTAL RETURN AS OF                     SINCE INCEPTION
     06/30/05                          SIX MONTHS ONE YEAR    07/16/01
     --------------------------------- ---------- -------- ---------------
        DFDent Premier Growth Fund         1.70%   10.42%       7.15%
        S&P 500 Index                     (0.81%)   6.32%       1.47%
     INVESTMENT VALUE ON 06/30/05
     ----------------------------
        DFDent Premier Growth Fund      $131,400
        S&P 500 Index                   $105,948

                                    [CHART]

                       DF Dent Premier Growth Fund     S&P 500 Index
                       ---------------------------     -------------
 7/16/2001                       100,000                  100,000
 7/31/2001                       102,600                  100,752
 8/31/2001                        98,700                   94,445
 9/30/2001                        93,400                   86,818
10/31/2001                        95,800                   88,474
11/30/2001                       102,000                   95,260
12/31/2001                       105,300                   96,095
 1/31/2002                       101,000                   94,692
 2/28/2002                       101,000                   92,866
 3/31/2002                       102,400                   96,359
 4/30/2002                        99,800                   90,517
 5/31/2002                        99,200                   89,850
 6/30/2002                        89,200                   83,450
 7/31/2002                        83,000                   76,945
 8/31/2002                        84,200                   77,450
 9/30/2002                        77,600                   69,033
10/31/2002                        81,700                   75,109
11/30/2002                        85,600                   79,529
12/31/2002                        81,800                   74,857
 1/31/2003                        79,900                   72,896
 2/28/2003                        78,300                   71,803
 3/31/2003                        77,700                   72,500
 4/30/2003                        85,400                   78,472
 5/31/2003                        90,500                   82,606
 6/30/2003                        91,500                   83,660
 7/31/2003                        94,600                   85,135
 8/31/2003                        98,600                   86,795
 9/30/2003                        96,300                   85,873
10/31/2003                       103,600                   90,731
11/30/2003                       106,500                   91,530
12/31/2003                       109,600                   96,330
 1/31/2004                       113,200                   98,098
 2/29/2004                       115,800                   99,461
 3/31/2004                       117,000                   97,961
 4/30/2004                       116,600                   96,423
 5/31/2004                       116,000                   97,746
 6/30/2004                       119,000                   99,647
 7/31/2004                       115,100                   96,349
 8/31/2004                       113,500                   96,739
 9/30/2004                       116,700                   97,786
10/31/2004                       117,900                   99,280
11/30/2004                       124,900                  103,297
12/31/2004                       129,200                  106,812
 1/31/2005                       125,900                  104,209
 2/28/2005                       129,200                  106,402
 3/31/2005                       127,300                  104,518
 4/30/2005                       123,300                  102,535
 5/31/2005                       128,700                  105,798
 6/30/2005                       131,400                  105,948




                                                    DF DENT PREMIER GROWTH FUND

                                      8

DF DENT PREMIER GROWTH FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2005

            SHARES         SECURITY DESCRIPTION            VALUE
            ------ ------------------------------------ ------------
            COMMON STOCK - 99.4%
            AUTOMOTIVE - 5.2%
            29,000 Keystone Automotive
                   Industries, Inc.+                    $    717,170
            20,000 O'Reilly Automotive, Inc.+                596,200
            31,000 TBC Corp.+                                841,030
                                                        ------------
                                                           2,154,400
                                                        ------------
            BANKING - 5.2%
            17,500 East-West Bancorp., Inc.                  587,825
            41,500 North Fork Bancorp., Inc.               1,165,735
               500 Northern Trust Corp.                       22,795
            24,000 UCBH Holdings, Inc.                       389,760
                                                        ------------
                                                           2,166,115
                                                        ------------
            BUSINESS SERVICES - 6.6%
            10,500 Expeditors International
                   Washington, Inc.                          523,005
            30,500 Iron Mountain, Inc.+                      946,110
            32,000 Paychex, Inc.                           1,041,280
             3,500 United Parcel Service, Inc., Class B      242,060
                                                        ------------
                                                           2,752,455
                                                        ------------
            COMMUNICATION EQUIPMENT - 2.4%
            30,500 QUALCOMM, Inc.                          1,006,805
                                                        ------------
            COMMUNICATION SERVICES - 1.0%
             5,500 Amdocs Ltd.+                              145,365
            13,500 American Tower Corp., Class A+            283,770
                                                        ------------
                                                             429,135
                                                        ------------
            DISTRIBUTION & INDUSTRIAL SUPPLIES - 8.2%
            10,000 Actuant Corp., Class A+                   479,400
            35,500 Donaldson Co., Inc.                     1,076,715
            21,500 Fastenal Co.                            1,317,090
            22,000 Raven Industries, Inc.                    515,240
                                                        ------------
                                                           3,388,445
                                                        ------------
            EDUCATION - 1.8%
            22,000 Education Management Corp.+               742,060
                                                        ------------
            ELECTRONICS - 2.5%
            24,000 Garmin Ltd.                             1,026,000
                                                        ------------
            ENERGY SERVICES - 1.0%
             5,000 Schlumberger Ltd.                         379,700
                                                        ------------
            ENERGY SOURCES - 5.0%
            13,000 Apache Corp.                              839,800
            10,000 Burlington Resources, Inc.                552,400
            23,600 St. Mary Land & Exploration Co.           683,928
                                                        ------------
                                                           2,076,128
                                                        ------------

             SHARES        SECURITY DESCRIPTION           VALUE
             ------ ---------------------------------- ------------
             ENTERTAINMENT - 4.3%
             24,000 Clear Channel Communications,
                    Inc.                               $    742,320
             22,000 Comcast Corp., Class A+                 658,900
              1,482 Time Warner, Inc.+                       24,764
             14,500 Walt Disney Co.                         365,110
                                                       ------------
                                                          1,791,094
                                                       ------------
             FINANCIAL SERVICES - 9.1%
             19,000 First Data Corp.                        762,660
             24,000 Fiserv, Inc.+                         1,030,800
             31,000 Jack Henry & Associates, Inc.           567,610
              4,500 SLM Corp.                               228,600
             19,000 T. Rowe Price Group, Inc.             1,189,400
                                                       ------------
                                                          3,779,070
                                                       ------------
             HEALTH CARE - 0.6%
              3,500 Johnson & Johnson                       227,500
                                                       ------------
             HEALTH CARE SERVICES - 2.4%
             22,000 Caremark Rx, Inc.+                      979,440
                                                       ------------
             HOME IMPROVEMENTS - 2.5%
             12,700 Mohawk Industries, Inc.+              1,047,750
                                                       ------------
             HOUSEHOLD PRODUCTS - 2.5%
             20,000 Procter & Gamble Co.                  1,055,000
                                                       ------------
             INFRASTRUCTURE - 2.7%
             49,500 Chicago Bridge & Iron Co. NV          1,131,570
                                                       ------------
             INSURANCE - 7.3%
              4,400 American International Group, Inc.      255,640
             12,500 Brown & Brown, Inc.                     561,750
             20,000 RenaissanceRe Holdings Ltd.             984,800
              1,900 White Mountains Insurance Group       1,198,710
                                                       ------------
                                                          3,000,900
                                                       ------------
             LIFE SCIENCES - 8.7%
             18,500 Idexx Laboratories, Inc.+             1,153,105
              9,000 Invitrogen Corp.+                       749,610
             15,000 Laboratory Corp. of America
                    Holdings+                               748,500
             40,000 VCA Antech, Inc.+                       970,000
                                                       ------------
                                                          3,621,215
                                                       ------------
             MEDICAL PRODUCTS - 5.0%
             21,000 Medtronic, Inc.                       1,087,590
             13,000 Zimmer Holdings, Inc.+                  990,210
                                                       ------------
                                                          2,077,800
                                                       ------------
             MERCHANDISING - 9.8%
             26,500 Tractor Supply Co.+                   1,301,150
             20,000 Walgreen Co.                            919,800

See Notes to Financial Statements.

                                                    DF DENT PREMIER GROWTH FUND

                                      9

DF DENT PREMIER GROWTH FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2005

            SHARES         SECURITY DESCRIPTION            VALUE
           --------- --------------------------------- ------------
              5,500  Whole Foods Market, Inc.          $    650,650
             37,500  Yankee Candle Co., Inc.              1,203,750
                                                       ------------
                                                          4,075,350
                                                       ------------
           PHARMACEUTICALS - 0.7%
              5,000  Amgen, Inc.+                           302,300
                                                       ------------
           SERVICES - 1.2%
             12,200  Bright Horizons Family Solutions,
                     Inc.+                                  496,784
                                                       ------------
           TRANSPORTATION - 3.7%
             16,500  General Maritime Corp.                 699,600
             43,500  OMI Corp.                              826,935
                                                       ------------
                                                          1,526,535
                                                       ------------
           Total Common Stock (Cost $33,964,155)         41,233,551
                                                       ------------

           PRINCIPAL
           ---------
           SHORT-TERM INVESTMENTS - 0.8%
           MONEY MARKET DEPOSIT ACCOUNT - 0.8%
           $332,959  Citibank Money Market Deposit
                     Account (Cost $332,959)                332,959
                                                       ------------
           TOTAL INVESTMENTS - 100.2%
                     (COST $34,297,114)*               $ 41,566,510
           Other Assets and Liabilities, Net - (0.2)%       (91,456)
                                                       ------------
           TOTAL NET ASSETS - 100.0%                   $ 41,475,054
                                                       ============

                    PORTFOLIO HOLDINGS
                    % OF TOTAL NET ASSETS
                    Automotive                         5.2%
                    Banking                            5.2%
                    Business Services                  6.6%
                    Communication Equipment            2.4%
                    Communication Services             1.0%
                    Distribution & Industrial Supplies 8.2%
                    Education                          1.8%
                    Electronics                        2.5%
                    Energy Services                    1.0%
                    Energy Sources                     5.0%
                    Entertainment                      4.3%
                    Financial Services                 9.1%
                    Health Care                        0.6%
                    Health Care Services               2.4%
                    Home Improvements                  2.5%
                    Household Products                 2.5%
                    Infrastructure                     2.7%
                    Insurance                          7.3%
                    Life Sciences                      8.7%
                    Medical Products                   5.0%
                    Merchandising                      9.8%
                    Pharmaceuticals                    0.7%
                    Services                           1.2%
                    Transportation                     3.7%
                    Short-Term Investments             0.8%

----------------------------------------

+Non-income producing security.
*Cost for Federal income tax purposes is $34,297,114 and net unrealized appreciation (depreciation) consists of:

             Gross Unrealized Appreciation              $8,151,665
             Gross Unrealized Depreciation                (882,269)
                                                        ----------
             Net Unrealized Appreciation (Depreciation) $7,269,396
                                                        ==========

See Notes to Financial Statements.

                                                    DF DENT PREMIER GROWTH FUND

                                      10

DF DENT PREMIER GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2005

ASSETS
   Total investments, at value (Cost $34,297,114)                                  $41,566,510
   Receivables:
     Dividends                                                                          21,273
   Prepaid expenses                                                                      1,855
                                                                                   -----------

Total Assets                                                                        41,589,638
                                                                                   -----------

LIABILITIES
   Accrued Liabilities:
     Investment adviser fees                                                            68,776
     Trustees' fees and expenses                                                           472
     Compliance services fees                                                            1,708
     Other expenses                                                                     43,628
                                                                                   -----------

Total Liabilities                                                                      114,584
                                                                                   -----------

NET ASSETS                                                                         $41,475,054
                                                                                   ===========

COMPONENTS OF NET ASSETS
   Paid-in capital                                                                 $34,230,952
   Accumulated net realized gain (loss) on investments                                 (25,294)
   Unrealized appreciation (depreciation) on investments                             7,269,396
                                                                                   -----------

NET ASSETS                                                                         $41,475,054
                                                                                   ===========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Based on net assets of $41,475,054 and 3,156,364 shares outstanding (unlimited
     shares authorized)                                                            $     13.14
                                                                                   ===========

See Notes to Financial Statements.

                                                    DF DENT PREMIER GROWTH FUND

                                      11

DF DENT PREMIER GROWTH FUND
STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 2005

INVESTMENT INCOME
   Dividend income (Net of foreign withholding tax of $618)             $  260,818
                                                                        ----------
Total Investment Income                                                    260,818
                                                                        ----------

EXPENSES
   Investment adviser fees                                                 309,004
   Administrator fees                                                       54,946
   Transfer agency fees                                                     29,389
   Custodian fees                                                           13,378
   Accountant fees                                                          48,181
   Professional fees                                                        26,037
   Trustees' fees and expenses                                               2,210
   Compliance services fees                                                 11,999
   Registration fees                                                         6,747
   Miscellaneous expenses                                                   27,270
                                                                        ----------
Total Expenses                                                             529,161
   Fees waived and expenses reimbursed                                    (143,059)
                                                                        ----------
Net Expenses                                                               386,102
                                                                        ----------

NET INVESTMENT INCOME (LOSS)                                              (125,284)
                                                                        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                                      (6)
   Net change in unrealized appreciation (depreciation) on investments   3,583,048
                                                                        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                   3,583,042
                                                                        ----------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                       $3,457,758
                                                                        ==========

See Notes to Financial Statements.

                                                    DF DENT PREMIER GROWTH FUND

                                      12

DF DENT PREMIER GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                         Year Ended    Year Ended
                                                                        June 30, 2005 June 30, 2004
                                                                        ------------- -------------
OPERATIONS
   Net investment income (loss)                                          $  (125,284)  $   (88,635)
   Net realized gain (loss) on investments                                        (6)          768
   Net change in unrealized appreciation (depreciation) on investments     3,583,048     3,855,319
                                                                         -----------   -----------
Increase (Decrease) in Net Assets from Operations                          3,457,758     3,767,452
                                                                         -----------   -----------

CAPITAL SHARE TRANSACTIONS
   Sale of shares                                                         18,410,853     6,386,524
   Redemption of shares                                                     (776,600)   (1,268,312)
                                                                         -----------   -----------
Increase (Decrease) from Capital Transactions                             17,634,253     5,118,212
                                                                         -----------   -----------

Increase (Decrease) in Net Assets                                         21,092,011     8,885,664

NET ASSETS
   Beginning of Period                                                    20,383,043    11,497,379
                                                                         -----------   -----------
   End of Period (a)                                                     $41,475,054   $20,383,043
                                                                         ===========   ===========

SHARE TRANSACTIONS
   Sale of shares                                                          1,503,942       578,238
   Redemption of shares                                                      (60,903)     (120,869)
                                                                         -----------   -----------
Increase (Decrease) in Shares                                              1,443,039       457,369
                                                                         ===========   ===========
(a) Accumulated net investment income (loss)                             $         -   $         -
                                                                         -----------   -----------

See Notes to Financial Statements.

                                                    DF DENT PREMIER GROWTH FUND

                                      13

DF DENT PREMIER GROWTH FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding of the Fund throughout each period.

                                       Year Ended     Year Ended    Year Ended     Period Ended
                                      June 30, 2005  June 30, 2004 June 30, 2003 June 30, 2002 (a)
                                      -------------  ------------- ------------- -----------------

NET ASSET VALUE, BEGINNING OF PERIOD     $ 11.90        $  9.15       $  8.92         $ 10.00
                                         -------        -------       -------         -------

OPERATIONS
   Net investment income (loss)            (0.05)(b)      (0.04)        (0.03)          (0.03)
   Net realized and unrealized
     gain/(loss) on investments             1.29           2.79          0.26           (1.05)
                                         -------        -------       -------         -------
Total from Investment Operations            1.24           2.75          0.23           (1.08)
                                         -------        -------       -------         -------

NET ASSET VALUE, END OF PERIOD           $ 13.14        $ 11.90       $  9.15         $  8.92
                                         =======        =======       =======         =======

TOTAL RETURN (C)                           10.42%         30.06%         2.58%         (10.80%)

RATIO/SUPPLEMENTARY DATA:
   Net Assets at End of Period
     (000's omitted)                     $41,475        $20,383       $11,497         $ 7,490
   Ratios to average net assets (d):
     Net expenses                           1.25%          1.25%         1.25%           1.25%
     Gross expenses (e)                     1.71%          2.09%         2.67%           3.25%
     Net investment income (loss)          (0.40%)        (0.58%)       (0.37%)         (0.47%)

PORTFOLIO TURNOVER RATE                        7%            20%           14%              0%

----------------------------------------
(a) Commenced operations on July 16, 2001.
(b) Calculated based on average shares outstanding during the period.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

                                                    DF DENT PREMIER GROWTH FUND

                                      14

DF DENT PREMIER GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005

NOTE 1. ORGANIZATION

This report relates to the DF Dent Premier Growth Fund (the "Fund"), a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-five investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on July
16, 2001. The Fund's investment objective is to achieve long-term capital appreciation by investing primarily in medium and large size domestic companies.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The Fund invests in small and medium size companies. Investments in these companies, especially smaller companies, carry greater risk than is customarily associated with larger companies for various reasons such as increased volatility of earnings and prospects, narrower markets, limited financial resources and less liquid stock. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of sales, these securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Money market instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from accounting principles, generally accepted in the United States of America. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

                                                    DF DENT PREMIER GROWTH FUND

                                      15

DF DENT PREMIER GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005


FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one fund are allocated among the respective series in proportion to each series' average daily net assets.

NOTE 3. ADVISORY FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER - D.F. Dent and Company, Inc. (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.

ADMINISTRATION AND OTHER SERVICES - Citigroup Fund Services, LLC through its various affiliates ("Citigroup"), provides administration, portfolio accounting, and transfer agency services to the Fund.

DISTRIBUTION - Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor receives no compensation from the Fund for its distribution services. The Distributor is not affiliated with the Adviser or with Citigroup or its affiliated companies. The certifying officers of the Trust are also principals of the Distributor.

Under a Compliance Services Agreement with the Trust, the Distributor provides a Chief Compliance Officer, Principal Executive Officer and Principal Financial Officer to the Trust as well as certain additional compliance support functions.

At the July 7, 2005 Board meeting, the Distributor proposed a revised fee for compliance services rendered to Forum Funds retroactive for June 1, 2005. The Statement of Operations reflects these new fees approved by the Board.

TRUSTEES AND OFFICERS - Certain Trustees and Officers of the Trust are directors, officers or employees of the aforementioned companies.

NOTE 4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

The Adviser has contractually agreed to waive its fees to limit the Fund's net expenses to 1.25% of the Fund's average daily net assets through October 31, 2006. Citigroup and the Distributor have voluntarily waived a portion of their fees. These voluntary waivers may be reduced or eliminated at any time. For the year ended June 30, 2005, fees waived were as follows:

                                      INVESTMENT TRANSFER TOTAL FEES
           ADMINISTRATION DISTRIBUTOR  ADVISORY   AGENCY    WAIVED
           -------------- ----------- ---------- -------- ----------
                $593         $457      $141,907    $102    $143,059

                                                    DF DENT PREMIER GROWTH FUND

                                      16

DF DENT PREMIER GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005


NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of investment securities, other than short-term investments, were $20,521,596 and $2,209,112, respectively, for the year ended June 30, 2005.

NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of June 30, 2005, distributable earnings (accumulated losses) on a tax basis were as follows:

                       CAPITAL    UNREALIZED
                      AND OTHER  APPRECIATION
                       LOSSES   (DEPRECIATION)   TOTAL
                      --------- -------------- ----------
                      $(25,294)   $7,269,396   $7,244,102

As of June 30, 2005 the Fund has a capital loss carryover to offset future capital gains of $2,232 and $6, expiring in 2012 and 2013, respectively.

For tax purposes, the current year post-October loss was $23,056. This loss will be recognized for tax purposes on the first business day of the Fund's next year.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended June 30, 2005. The following reclassification was primarily due to a net operating loss, and has no impact on the net assets of the Fund.

                  Accumulated Net Investment Income $ 125,284
                  Paid-In-Capital                    (125,284)

                                                    DF DENT PREMIER GROWTH FUND

                                      17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds and Shareholders of DF Dent Premier Growth Fund:

We have audited the accompanying statement of assets and liabilities of DF Dent Premier Growth Fund (the "Fund"), a fund of Forum Funds, including the schedule of investments, as of June 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from July 16, 2001 (commencement of operations) to June 30, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor have we been engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DF Dent Premier Growth Fund as of June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 23, 2005

                                                    DF DENT PREMIER GROWTH FUND

                                      18

DF DENT PREMIER GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
JUNE 30, 2005

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (866) 2DF-DENT and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 2DF-DENT and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request, on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005 through June 30, 2005.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

                                                    DF DENT PREMIER GROWTH FUND

                                      19

DF DENT PREMIER GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
JUNE 30, 2005


Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                          BEGINNING ACCOUNT ENDING ACCOUNT
                                VALUE           VALUE       EXPENSES PAID
                           JANUARY 1, 2005  JUNE 30, 2005  DURING PERIOD *
                          ----------------- -------------- ---------------
      Actual Return           $1,000.00       $1,017.02         $6.25
      Hypothetical Return     $1,000.00       $1,018.60         $6.26

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year/365 (to reflect the half-year period).

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE TAX YEAR

There were no ordinary income dividends paid by the Fund for the tax year ended June 30, 2005.

There were no long-term capital gain dividends paid by the Fund for the tax year ended June 30, 2005.

TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for managing the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following table gives information about each Board member and certain officers of the Trust. The fund complex includes the Trust and two other investment companies (collectively, "fund complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The addresses for all Trustees and officers is Two Portland Square, Portland, Maine 04101, unless otherwise indicated. Each Trustee oversees twenty-nine portfolios in the fund complex. No Trustee is a director of any other public company or registered investment company. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (866) 2DF-DENT.

                                                    DF DENT PREMIER GROWTH FUND

                                      20

DF DENT PREMIER GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
JUNE 30, 2005


                            POSITION      LENGTH                         PRINCIPAL
          NAME              WITH THE      OF TIME                      OCCUPATION(S)
     AND BIRTH DATE          TRUST        SERVED                    DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
J. Michael Parish        Chairman       Since 1989  Retired; Partner, Wolfe, Block, Schorr and Solis-
Born: November 9, 1943   Trustee        (Chairman   Cohen, LLP (law firm) 2002-2003; Partner, Thelen
                                        since 2004) Reid & Priest LLP (law firm) 1995-2002.
-------------------------------------------------------------------------------------------------------
Costas Azariadis         Trustee        Since 1989  Professor of Economics, University of California --
Born: February 15, 1943                             Los Angeles; Visiting Professor of Economics,
                                                    Athens University of Economics and Business
                                                    1998-1999.
-------------------------------------------------------------------------------------------------------
James C. Cheng           Trustee        Since 1989  President, Technology Marketing Associates
Born: July 26, 1942                                 (marketing company for small-and medium-sized
                                                    businesses in New England).
-------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
John Y. Keffer/1/        Trustee        Since 1989  President, Forum Trust, LLC (a non-depository trust
Born: July 15, 1942                                 company) since 1997; President, Citigroup since
                                                    2003; President, Forum Financial Group, LLC
                                                    ("Forum") (a fund services company acquired by
                                                    Citigroup in 2003).
-------------------------------------------------------------------------------------------------------
OFFICERS
Simon D. Collier         President and  Since 2005  Managing Director and Principal Executive Officer,
Born: October 22, 1961   Principal                  Foreside Fund Services, LLC since 2005; Chief
                         Executive                  Operating Officer and Managing Director, Global
                         Officer                    Fund Services, Citibank, N.A. from 2003-2005;
                                                    Managing Director, Global Securities Services for
                                                    Investors, Citibank, N.A. from 1999-2003.
-------------------------------------------------------------------------------------------------------
David I. Goldstein       Chief          Since 2003  Director, Citigroup since 2003; Director of
Born: August 3, 1961     Administrative (President  Business Product Development, Forum 1999-2003.
                         Officer        2003-2005)
-------------------------------------------------------------------------------------------------------
Carl A. Bright           Principal      Since 2005  President, Foreside Fund Services, LLC;
Born: December 20, 1957  Financial                  Consultant, Foreside Solutions, LLC 2000-2003
                         Officer                    (mutual fund development company).
-------------------------------------------------------------------------------------------------------
Beth P. Hanson           Vice           Since 2003  Relationship Manager; Citigroup since 2003;
Born: July 15, 1966      President/                 Relationship Manager, Forum 1999-2003.
                         Assistant
                         Secretary
-------------------------------------------------------------------------------------------------------
Sara M. Morris           Vice           Since 2004  Director and Relationship Manager, Citigroup since
Born: September 18, 1963 President                  2004; Chief Financial Officer, The VIA Group, LLC
                                                    (strategic marketing company) 2000-2003.
-------------------------------------------------------------------------------------------------------
Trudance L. Bakke        Treasurer      Since 2005  Manager, Citigroup since 2003; Senior Manager of
Born: August 11, 1971                               Corporate Finance, Forum 1999-2003.
-------------------------------------------------------------------------------------------------------
David M. Whitaker        Secretary      Since 2004  Manager, Citigroup since 2004; Assistant Counsel,
Born: September 6, 1971                             PFPC, Inc. (a fund services company) 2000-2004.
-------------------------------------------------------------------------------------------------------

/1/ Effective August 15, 2005, Mr. Keffer retired from Citigroup.

                                                    DF DENT PREMIER GROWTH FUND

                                      21


                                     [LOGO]
                                     DFDENT
                                    PREMIER
                                  GROWTH FUND

                             NASDAQ TICKER SYMBOL
                                     DFDPX

                              INVESTMENT ADVISER

                          D.F. Dent and Company, Inc.
                             Two East Read Street
                              Baltimore, MD 21202
                                www.dfdent.com

                                TRANSFER AGENT

                         Citigroup Fund Services, LLC
                                  PO Box 446
                              Portland, ME 04112
                                (866) 2DF-DENT

                                  DISTRIBUTOR

                          Foreside Fund Services, LLC
                       Two Portland Square, 1/st/ Floor
                              Portland, ME 04101
                                (866) 453-5199

                               www.foresides.com

This report is submitted for the general information of the shareholders of the
  Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, Forum Funds has adopted a code of ethics, as defined in Item 2 of Form N-CSR, which applies to its President and Treasurer. A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $13,500 in 2004 and $35,000 in 2005.

(b) Audit-Related Fees - The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $1,200 in 2004 and $2,400 in 2005. These services consisted of out-of-pocket expenses.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $3,200 in 2004 and $3,500 in 2005. These services consisted of review and/or preparation of U.S. federal, state, local and excise tax returns.

(d) Other Fees - There were no other fees billed in the Reporting Periods for products and services provided to the Registrant by the principal accountant, or services provided to the investment adviser, other than the services reported above.

(e) (1) The Registrant's Audit Committee pre-approves all audit and permissible non-audit services rendered to the Registrant in accordance with paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-K.

(e) (2) 100.00%

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $3,200 in 2004 and $3,500 in 2005. There were no fees billed in each of the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser.

(h) If the Registrant's investment adviser has engaged the Registrant's auditor for non-audit services and the engagement relates directly to the operations and financial reporting of the Registrant, the Audit Committee does consider such engagement in evaluating the independence of the Registrant's auditor.

 ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
Included as part of report to shareholders under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of directors from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant        FORUM FUNDS

By       /s/ Simon D. Collier
         ---------------------------
         Simon D. Collier, President

Date     August 26, 2005
         ---------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ Simon D. Collier
         -----------------------------------
         Simon D. Collier, President

Date     August 26, 2005
         -----------------------------------


By       /s/ Carl A. Bright
         -----------------------------------
         Carl A. Bright, Principal Financial Officer

Date     August 26, 2005
         -----------------------------------